UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No.         )

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☐	Preliminary information statement.

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☒	Definitive information statement.

STATE FARM MUTUAL FUND TRUST

(Name of Registrant as Specified In Its Charter)

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	4)	Date Filed: August 4, 2016

STATE FARM MUTUAL FUND TRUST

State Farm Small Cap Index Fund

State Farm International Index Fund

INFORMATION STATEMENT

August 4, 2016

This document is an Information Statement providing information about a new sub-adviser to certain shareholders of State Farm Mutual Fund Trust (the “Trust”). Those Trust shareholders who own shares of beneficial interest in the State Farm Small Cap Index Fund and the State Farm International Index Fund series will receive this Information Statement. The State Farm Small Cap Index Fund and the State Farm International Index Fund series of the Trust each individually will be referred to in this Information Statement as a “Sub-Advised Fund” and collectively will be referred to as the “Sub-Advised Funds.”

The Information Statement is being sent in lieu of a proxy statement, pursuant to the terms of an exemptive order issued to State Farm Investment Management Corp. (the “Manager”) and to the Trust by the U.S. Securities and Exchange Commission (the “SEC”). This Information Statement is being provided to shareholders invested in shares of the Sub-Advised Funds as of May 6, 2016, a date that will be referred to in this Information Statement as the “Record Date.”

WE ARE NOT ASKING YOU FOR A PROXY. YOU ARE REQUESTED NOT TO

SEND US A PROXY.

Background Information on the Sub-Advised Funds

The Manager, a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“Auto Company”), an Illinois domestic insurance company, serves as investment adviser to the Trust and the Sub-Advised Funds. The Manager is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager also serves as transfer and dividend disbursing agent for the Trust and the Sub-Advised Funds. State Farm VP Management Corp. (the “Distributor”), a wholly owned subsidiary of the Manager, serves as the principal underwriter of the Trust and the Sub-Advised Funds. The Distributor is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and was organized as a Delaware statutory trust on June 8, 2000. The principal executive office of the Trust is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Northern Trust Investments, Inc.’s Sub-Advisory Services to the Sub-Advised Funds

From August 31, 2005 until May 7, 2016 and pursuant to the Manager’s appointment, Northern Trust Investments, Inc. (“NTI”), formerly known as Northern Trust Investments, N.A., served as investment sub-adviser to the Sub-Advised Funds. The sub-advisory agreement between the Trust, the Manager and NTI (the “NTI Sub-Advisory Agreement”) was last submitted to a vote of the Trust’s shareholders on June 17, 2005, when shareholders of the Sub-Advised Funds approved the NTI Sub-Advisory Agreement. The Board of Trustees of the Trust (the “Board”), including a majority of those Trustees who are not “interested parties” of the Trust under the 1940 Act (“Independent Trustees”), approved the continuation of the NTI Sub-Advisory Agreement at the Board’s regular meeting held on June 12, 2015.

The following discussion briefly describes the terms of the NTI Sub-Advisory Agreement. The Trust entered into the NTI Sub-Advisory Agreement with the Manager and the Trust effective August 31, 2005. The NTI Sub-Advisory Agreement provided that NTI shall invest and reinvest each Sub-Advised Fund’s assets at such times and in such securities as NTI believed to be in the best interest of the Sub-Advised Funds’ shareholders. NTI regularly reported to the Board concerning the investment activity and portfolio composition of the Sub-Advised Funds. Under the NTI Sub-Advisory Agreement, NTI was not liable for any error of judgment or for any loss suffered by a Sub-Advised Fund or its shareholders, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of NTI in the performance of its obligations and duties under the agreement; or (ii) NTI’s reckless disregard of its obligations and duties under the NTI Sub-Advisory Agreement. Under the NTI Sub-Advisory Agreement and before May 7, 2016, the Manager paid NTI an investment sub-advisory fee which was accrued daily and paid quarterly and which was calculated as follows:

State Farm Small Cap Index Fund	0.12% on the first $100 million and 0.08% on amounts over $100 million of the Fund’s average daily net assets

State Farm International Index Fund	0.12% on the first $100 million and 0.08% on amounts over $100 million of the Fund’s average daily net assets

The Sub-Advised Funds were not responsible for paying sub-advisory fees to NTI.

Replacement of NTI as Sub-Adviser to the Sub-Advised Funds

The Manager is responsible to recommend to the Board the hiring, termination and replacement of sub-advisers. The Manager regularly monitors the performance of sub-advisers to the Trust. After extensive analysis, the Manager determined that the Sub-Advised Funds would benefit by replacing NTI as sub-adviser with BlackRock Fund Advisors (“BFA”). The purpose of this Information Statement is to provide shareholders of the Sub-Advised Funds with information regarding BFA, including information regarding the Board’s approval of BFA as sub-adviser to the Sub-Advised Funds.

At its regular meeting on December 18, 2015, the Board, including a majority of Independent Trustees and based upon the Manager’s recommendation, authorized the termination of the NTI Sub-Advisory Agreement and approved an amendment to an existing sub-advisory agreement among the Manager, the Trust and BFA (the “BFA Sub-Advisory Agreement”) appointing BFA as sub-adviser to the Sub-Advised Funds, to begin serving the Sub-Advised Funds in that capacity effective May 7, 2016.

According to the BFA Sub-Advisory Agreement, the Manager pays BFA the following sub-advisory fees for BFA’s sub-advisory services to the Sub-Advised Funds, which fees are accrued daily and paid quarterly:

State Farm Small Cap Index Fund	0.05% on the first $150 million, and 0.03% on any assets over $150 million of average daily net assets
State Farm International Index Fund	0.06% on the first $150 million, and 0.04% on any assets over $150 million of average daily net assets

The Sub-Advised Funds are not responsible for paying investment sub-advisory fees to BFA.

The chart below reflects the sub-advisory fees earned by NTI for providing sub-advisory services to the Sub-Advised Funds during calendar year 2015:

Fund	Sub-Advisory Fees Earned by NTI During Calendar Year 2015
State Farm Small Cap Index Fund	$400,012
State Farm International Index Fund	$252,714

If BFA had served as the sub-adviser to the Sub-Advised Funds during calendar year 2015 pursuant to the BFA Sub-Advisory Agreement, BFA would have earned the following sub-advisory fees for performing those services:

Fund	Sub-Advisory Fees That BFA Would Have Earned During Calendar Year 2015 if BFA Had Been Sub-Adviser during 2015
State Farm Small Cap Index Fund	$153,036.36
State Farm International Index Fund	$120,485.29

Section 15 of the 1940 Act requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s sub-advisory agreements. On October 11, 2006, however, the SEC issued an order exempting the Manager and the Trust from certain requirements of Section 15 of the 1940 Act, allowing the Manager to enter into new or modified sub-advisory agreements with existing or new investment sub-advisers without approval of a fund’s shareholders, but subject to Board approval. Thus, execution and implementation of the BFA Sub-Advisory Agreement appointing BFA as sub-adviser to the Sub-Advised Funds did not require shareholder consent.

This Information Statement will be mailed on or about August 4, 2016 to Trust shareholders who own shares of beneficial interest in the State Farm Small Cap Index Fund and the State Farm International Index Fund as of the Record Date. The Manager will bear the expenses incurred in connection with preparing this Information Statement. You may obtain an additional copy of this Information Statement or a copy of the Trust’s most recent Annual or Semi-Annual Report to Shareholders, free of charge, by writing to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling 800-447-4930.

As of the Record Date, each Sub-Advised Fund had the following issued and outstanding shares:

Fund	Issued and Outstanding Shares as of the Record Date
State Farm Small Cap Index Fund	29,393,467.821
State Farm International Index Fund	23,596,066.190

Information on shareholders who owned beneficially more than 5% of the shares of a Sub-Advised Fund as of July 5, 2016, is set forth in Appendix A. To the knowledge of the Manager, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Sub-Advised Funds as of July 5, 2016.

Description of the BFA Sub-Advisory Agreement

Under the BFA Sub-Advisory Agreement, BFA provides investment sub-advisory services to the Sub-Advised Funds. These sub-advisory services involve BFA’s investing and reinvesting each Sub-Advised Fund’s assets in furtherance of each Sub-Advised Fund’s investment objective and at such times and in such securities as BFA believes to be in the best interest of a Sub-Advised Fund’s shareholders.

The next several paragraphs briefly summarize some important provisions of the BFA Sub-Advisory Agreement, but for a complete understanding of the agreement, you should read a copy of the BFA Sub-Advisory Agreement, attached as Appendix B. The term “Fund” used in the following sections refers to each Sub-Advised Fund.

Terms of the BFA Sub-Advisory Agreement

With respect to the Sub-Advised Funds, the BFA Sub-Advisory Agreement became effective on May 7, 2016. At its regular meeting held on June 17, 2016, the Board approved the continuation of the BFA Sub-Advisory Agreement through June 30, 2017. The BFA Sub-Advisory Agreement provides that it will continue in effect only if approved annually by the Board, including a majority of the Independent Trustees, or by the vote of the shareholders of a majority of the outstanding shares of a Sub-Advised Fund.

Services and Obligations

Under the BFA Sub-Advisory Agreement, BFA is deemed an independent contractor and, except as expressly provided or authorized in the BFA Sub-Advisory Agreement, has no authority to act for or represent the Manager or the Trust in any way or be deemed an agent of one of these parties. Under the BFA Sub-Advisory Agreement, BFA will provide the below-listed services and assumes the following obligations with respect to the Sub-Advised Funds.

(1) Within the framework of the investment objectives, policies and restrictions of the Sub-Advised Funds, and subject to the Manager’s supervision, BFA has the sole and exclusive responsibility for making and executing all investment decisions for each Fund. The investment of Fund assets is always subject to the applicable provisions of the Trust’s Declaration of Trust and Bylaws, as well as being subject to the Trust’s current prospectus and statement of additional information, and must conform to the investment objectives, policies and restrictions of a Fund described in those documents and as interpreted from time to time by the Board and by the Manager.

(2) In carrying out its obligations to manage the investment and reinvestment of assets of each Fund, BFA is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in a Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for each Fund consistent with the investment objective and related investment policies of the Fund as described above; and (iii) implement the investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any), of orders for such purchases and sales.

(3) In connection with a Fund’s purchase and sale of securities, BFA arranges for the transmission to the Manager (or its designee) and the Fund custodian on a daily basis of confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities for the Sub-Advised Funds. BFA must regularly report to the Board concerning a Fund’s investment activity and portfolio composition, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of Fund investments and other assets as of the end of the quarter.

(4) BFA will, on behalf of a Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the applicable policies of the Trust as set forth in the Trust’s registration statement. In connection with the placement of orders for the execution of a Fund’s portfolio transactions, BFA must create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including, but not limited to, records required by Section 31(a) of the 1940 Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, BFA selects brokers and dealers for the execution of transactions of a Fund. In selecting brokers or dealers to execute such orders, BFA is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, BFA may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if BFA determines in good faith that the amount of commission charged is reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to BFA in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker. On occasions when BFA deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, the BFA Sub-Advisory Agreement permits BFA, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions. BFA also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is to be made in the manner that BFA considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to its other clients.

Standard of Care

Under the BFA Sub-Advisory Agreement, BFA may rely on information furnished by the Manager that BFA reasonably believes to be accurate and reliable. BFA is not liable for any error of judgment or for any loss suffered by a Fund or its shareholders in connection with the matters to which the BFA Sub-Advisory Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of BFA in the performance of its obligations and duties under the BFA Sub-Advisory Agreement; or (ii) BFA’s reckless disregard of its obligations and duties under the BFA Sub-Advisory Agreement. BFA shall not have breached its obligations under the BFA Sub-Advisory Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

Fees

Each Sub-Advised Fund pays the Manager investment advisory and management services fees in the amount specified in the following table. The investment advisory and management services fees are based upon a Fund’s average daily net assets:

State Farm Small Cap Index Fund	0.15% on the first $150 million, 0.13% on the next $850 million, 0.105% on the next $2 billion and 0.08% on amounts exceeding $3 billion
State Farm International Index Fund	0.16% on the first $150 million, 0.14% on the next $850 million, 0.115% on the next $2 billion and 0.09% on amounts exceeding $3 billion

The Manager pays BFA out of the investment advisory and management services fee the Manager collects from each Fund. A Fund is not responsible for paying sub-advisory fees to BFA. Any increase or decrease to the investment sub-advisory fee paid by the Manager to BFA will not directly impact expenses incurred by a Fund and its shareholders.

During calendar year 2015, the Manager earned the following investment advisory and management services fees from the Sub-Advised Funds before expense waivers:

Fund	Investment Advisory and Management Services Fees Earned by the Manager During Calendar Year 2015
State Farm Small Cap Index Fund	$1,485,022
State Farm International Index Fund	$1,276,144

The BFA Sub-Advisory Agreement states that it can be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in 1940 Act) or by a vote of the Board, on 60 days’ written notice to BFA, or by the Manager or BFA upon 60 days’ written notice to the other. The BFA Sub-Advisory Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Evaluation by the Board

In advance of a meeting of the Board held on December 18, 2015 (the “Meeting”), the Manager had provided to the Board drafts of the BFA Sub-Advisory Agreement. Also in advance of the Meeting, upon request of the Board, the Manager had provided certain information regarding the proposed amendments to the BFA Sub-Advisory Agreement for the Board’s consideration. Additionally, the Board had received and reviewed a memorandum from independent legal counsel to the Trust and its Independent Trustees discussing the Board members’ responsibilities (and in particular, the Independent Trustees’ responsibilities) in considering whether to approve the proposed amendments to the BFA Sub-Advisory Agreement.

The Board also considered additional information it had received throughout the year from the Manager and BFA with respect to, among other things, their services, performance and fees. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, at the Meeting, as well as during a special telephonic meeting of the Board held on November 17, 2015, after which the Board determined to approve the proposed amendments to the BFA Sub-Advisory Agreement appointing BFA as sub-adviser to the Sub-Advised Funds. In doing so, the Board considered various factors, as noted below, none of which was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination are discussed separately below.

Investment Performance

Since 1997 BFA has served as investment sub-adviser to the State Farm Variable Product Trust Small Cap Equity Index Fund and the State Farm Variable Product Trust International Equity Index Fund, each of which has an investment objective and principal investment strategies substantially similar to the Trust’s State Farm Small Cap Index Fund and State Farm International Index Fund, respectively. The Board considered that the investment performance of BFA in providing sub-advisory services to the State Farm Variable Product Trust Small Cap Equity Index Fund and the State Farm Variable Product Trust International Equity Index Fund has been satisfactory because under BFA’s sub-advisory management, each of those funds, during that time, has satisfactorily tracked the performance of the applicable benchmark index, gross of fund operating expenses.

Fees and Expenses

The Board examined the proposed fee structure and expense ratio of each Fund impacted by the changes to the BFA Sub-Advisory Agreement. The Board considered the Manager’s representation to the Board that each Fund would pay a reduced investment advisory and management services fee should the Board approve the BFA Sub-Advisory Agreement. The Board did not take into account the projected profits of BFA in providing sub-advisory services to the Sub-Advised Funds because it would be difficult to project those profits. The Board concluded that the Sub-Advised Funds would enjoy reductions in investment advisory and management services fees once the changes become effective to the benefit of shareholders of the Sub-Advised Funds. The Board examined the proposed sub-advisory fee that the Manager would pay to BFA if the amendments to the BFA Sub-Advisory Agreement were approved, including the breakpoints in fees. The Board also considered that BFA’s sub-advisory fee would be paid by the Manager, rather than directly by the Sub-Advised Funds. After considering this information, the Board concluded that the proposed investment advisory and management services fees and the proposed sub-advisory fees were reasonable.

Nature, Extent and Quality of Services

The Board considered that the nature, extent and quality of the sub-advisory services that BFA will provide to the Sub-Advised Funds is expected to be identical or nearly identical to the nature, extent and quality of services that BFA currently provides to two other funds within the State Farm mutual fund complex. The Board also considered BFA’s on-going compliance oversight program, which the Board had evaluated throughout the year, and concluded that BFA’s compliance environment was acceptable. The Board noted it was familiar with the nature, quality and extent of the services that BFA provides and that, during its ongoing review of BFA, it had determined that (i) the general reputation, financial resources and business activities of BFA, as well as the education and experience of the investment personnel responsible for the day-to-day management of other funds within the State Farm mutual fund complex, was acceptable and that; (ii) BFA has sufficient resources and expertise to capably sub-advise the Sub-Advised Funds.

Economies of Scale/Other Benefits

The Board next discussed the extent to which each Sub-Advised Fund’s fee levels, as amended, would reflect economies of scale for the benefit of Fund shareholders. The Manager explained to the Board that economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Amended and Restated Investment Advisory and Management Services Agreement between the Trust and the Manager (the “Advisory Agreement”) and the BFA Sub-Advisory Agreement, as such agreements were proposed to be amended, include breakpoints for each Sub-Advised Fund. Breakpoints are reductions in the level of advisory or sub-advisory fees as the level of assets within a Fund grows. The Board considered that these breakpoints can lead to economies of scale for Fund shareholders as Fund assets increase. The Board also noted that, to achieve certain breakpoints, assets of each Sub-Advised Fund will be aggregated with mutual funds from another trust advised by the Manager.

The Board next considered whether BFA would derive any direct or indirect (i.e., “fallout”) benefit from sub-advising the Sub-Advised Funds. The Board noted that BFA, as sub-adviser, may select a broker that is an affiliated person of BFA to execute securities transactions for the Sub-Advised Funds. When this occurs, the Sub-Advised Funds will pay brokerage commissions to an affiliated person of BFA.

Based upon all these considerations, the Board determined that the indirect ancillary benefits that BFA may receive from the Sub-Advised Funds using affiliates of BFA as brokers was not so significant as to preclude BFA from sub-advising the Sub-Advised Funds or to preclude the Board from approving the amendments to the BFA Sub-Advisory Agreement.

Based on the Board’s extensive deliberations on, and their considerations of, the material factors described above, the Board, including all of the Independent Trustees present at the Meeting voting separately thereof, unanimously approved the proposed amendments to the BFA Sub-Advisory Agreement.

Additional Information about the Manager

In addition to providing investment advisory and management service to the Sub-Advised Funds, the Manager has entered into a Shareholder Services Agreement with the Trust pursuant to which the Manager provides shareholder services to each investment portfolio within the Trust, including providing services to shareholders of the Sub-Advised Funds. Furthermore, the Distributor has entered into a Distribution Agreement with the Trust under which the Distributor agrees to distribute shares of all series of the Trust in exchange for the payment of sales charges and fees payable to the Distributor pursuant to Rule 12b-1 of the 1940 Act. The amount of shareholder service fees earned by the Manager and distribution fees earned by the Distributor from the Sub-Advised Funds is reflected in the chart below. The Manager and the Distributor anticipate continuing to provide these services to the Trust.

Fund	Fees Earned by the Manager Under the Shareholder Services Agreement During Calendar Year 2015	Distribution Fees Paid to Distributor under the Distribution Agreement and the 12b-1 Plans During Calendar Year 2015
State Farm Small Cap Index Fund	$1,135,612.45	$1,121,997.20
State Farm International Index Fund	$674,577.44	$692,481.03

Additional Information about BFA:

BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. (“BTC”) and an indirect subsidiary of BlackRock, Inc. BFA and BTC’s address is 400 Howard Street, San Francisco, California 94105. The following table lists the names, addresses and principal occupations of the principal executive officers and each director of BFA:

Officers:

Name	Position with BFA	Principal Occupation	Individual’s Address
Daniel Waltcher	Assistant Secretary & Director	Managing Director, BlackRock, Inc.	40 East 52nd Street New York, NY 10022 United States
Robert Goldstein	Chief Operating Officer & Director	Senior Managing Director, BlackRock, Inc.	55 East 52nd Street New York, NY 10055 United States
Philippe Matsumoto	Treasurer	Managing Director, BlackRock, Inc.	40 East 52nd Street New York, NY 10022 United States

Name	Position with BFA	Principal Occupation	Individual’s Address
Gary Shedlin	Chief Financial Officer & Director	Senior Managing Director, BlackRock, Inc.	55 East 52nd Street New York, NY 10055 United States
Charles Park	Chief Compliance Officer	Managing Director, BlackRock, Inc.	40 East 52nd Street New York, NY 10022 United States

BFA, or its affiliates, currently act as an adviser or sub-adviser to the following other open end mutual funds registered under the Investment Company Act of 1940, as amended, having similar investment objectives and strategies to those of the State Farm Small Cap Index Fund. The table below sets forth certain information with respect to these funds.

State Farm Small Cap Index Fund

Benchmark: Russell 2000 Index

Third-Party U.S. Registered Mutual Fund	Sub-Advisory Fee	Net Assets as of December 31, 2015
State Farm Variable Product Trust Small Cap Equity Index Fund	0.10% of average daily net assets	$276,198,697
BlackRock Small Cap Index Fund, a BlackRock proprietary retail mutual fund (prospectus dated April 29, 2016)	(Management Fee) 0.01% of average daily net assets*	$246,218,945
Confidential Sub-advised Fund #1	0.04% of average daily net assets	$2,297,787,929
Confidential Sub-advised Fund #2	First $500 million: 0.03% Next $500 million: 0.025% Thereafter: 0.02% of average daily net assets	$701,547,436
Confidential Sub-advised Fund #3	First $500 million: 0.03% Next $500 million: 0.025% Thereafter: 0.02% of average daily net assets	$457,333,114
Confidential Sub-advised Fund #4	First $300 million: 0.04% Thereafter: 0.02% of average daily net assets	$794,254,688

* The BlackRock Small Cap Index Fund is a “feeder” fund that invests all of its assets in Master Small Cap Index Series (the “Small Cap Index Series”), a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC has entered into an agreement (the “Management Agreement”) with BlackRock Advisors, LLC (“BlackRock”) pursuant to which BlackRock serves as manager to Small Cap Index Series. Pursuant to the Management Agreement, BlackRock is entitled to fees computed on a daily basis and payable monthly. Under the Management Agreement, the maximum annual fee rate payable by the Master LLC to BlackRock is 0.01% of the average daily net assets of Small Cap Index Series. For the fiscal year ended December 31, 2015, BlackRock received a management fee, net of any applicable waivers, at an annual rate of 0.00% of the average daily net assets of the Small Cap Index Series. For additional information about the fee schedule for BlackRock Small Cap Index Fund, please see the BlackRock fund’s prospectus, available at www.blackrock.com.

BFA, or its affiliates, currently act as an adviser or sub-adviser to the following other open end mutual funds registered under the Investment Company Act of 1940, as amended, having similar investment objectives and strategies to those of the State Farm International Index Fund. The table below sets forth certain information with respect to these funds.

State Farm International Index Fund

Benchmark: MSCI EAFE Free Index

Third-Party U.S. Registered Mutual Fund	Sub-Advisory Fee	Net Assets as of December 31, 2015
State Farm Variable Product Trust International Equity Index Fund	0.10% of average daily net assets	$280,934,195
BlackRock International Index Fund, a BlackRock proprietary retail mutual fund (prospectus dated April 29, 2016)	(Management Fee) 0.01% of average daily net assets*	$2,984,271,592
Confidential Sub-advised Fund #1	First $300 million: 0.08% Thereafter: 0.04% of average daily net assets	$579,872,851
Confidential Sub-advised Fund #2	First $500 million: 0.04% Next $500 million: 0.035% Thereafter: 0.025% of average daily net assets	$1,808,732,851
Confidential Sub-advised Fund #3	First $500 million: 0.04% Next $500 million: 0.035% Thereafter: 0.025% of average daily net assets	$1,710,319,567

* BlackRock International Index Fund is a “feeder” fund that invests all of its assets in Master International Index Series (“International Index Series”), a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC has entered into an agreement (the “Management Agreement”) with BlackRock Advisors, LLC (“BlackRock”) pursuant to which BlackRock serves as manager to each of the Series. Pursuant to the Management Agreement, BlackRock is entitled to fees computed on a daily basis and payable monthly. Under the Management Agreement, the maximum annual fee rate payable by the Master LLC to BlackRock is 0.01% of International Index Series’ average daily net assets. For the fiscal year ended December 31, 2015, BlackRock received a management fee, net of any applicable waivers, at an annual rate of 0.01% of the average daily net assets of International Index Series. For additional information about the BlackRock fund’s fee schedule, please see the BlackRock fund’s prospectus, available at www.blackrock.com.

Other Information

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust in writing a reasonable amount of time before a Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Householding of Information Statements.

Only one copy of this Information Statement may be mailed to multiple shareholders with the same address unless contrary instructions have been received. Please contact the Manager by calling 1-800-447-4930 or by writing State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548, if you:

•	Do not want the mailing of information statements to be combined with those of other members of your household,

•	Need additional copies of this Information Statement, or

•	Have received multiple copies of this Information Statement and you prefer to only receive one copy of information statements in the future.

APPENDIX A

PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the 5% or more beneficial owners of the outstanding equity securities of the State Farm Small Cap Index Fund and the State Farm International Index Fund as of July 5, 2016:

State Farm Small Cap Index Fund

Title of Class of Shares	Name and Address of Beneficial Owner	Amount of Beneficial Ownership (Shares)	Percent of Class
Small Cap Index Fund—Premier	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,075,447.6730	20%

Small Cap Index Fund—Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,201,581.1900	75%

Small Cap Index Fund—Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	34%

Small Cap Index Fund—Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	664,010.6240	6%

Small Cap Index Fund—Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	13%

Small Cap Index Fund—Class R-2	Circle 8 Logistics—555 Waters Edge Suite 225, Lombard, IL 60148-7028	47,305.8200	7%

Small Cap Index Fund—Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	54%

Small Cap Index Fund—Class R-3	Greenspace Construction Services L—5910 Landerbrook Dr., Suite 150, Cleveland, OH 44124-6500	9,711.4860	6%

Small Cap Index Fund—Class R-3	Jim Spachman Agency—2104 Crimson Ln., Bloomington, IL 61704-2741	14,340.8770	9%

Small Cap Index Fund—Class R-3	Ver Hage of Holland, Inc.—343 East 8th Street, Holland, MI 49423-3787	11,356.8110	7%

Small Cap Index Fund—Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	664,010.6240	80%

A-1

State Farm International Index Fund

Title of Class of Shares	Name and Address of Beneficial Owner	Amount of Beneficial Ownership (Shares)	Percent of Class
International Index Fund—Premier	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,878,963.1520	20%

International Index Fund—Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	977,823.4280	85%

International Index Fund—Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	329,005.4380	8%

International Index Fund—Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	40%

International Index Fund—Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	766,871.1660	10%

International Index Fund—Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	13%

International Index Fund—Class R-2	Damon & Damon, D D S—4407 N. Division, Suite 722, Spokane, WA 99207-1613	45,973.0710	5%

International Index Fund—Class R-2	Devore Dermatology, PA Section 401—490 Floyd Road, Spartanburg, SC 29307-1518	51,358.1890	6%

International Index Fund—Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	60%

International Index Fund—Class R-3	RSI 401K—543 Main St., Kiowa, KS 67070-1405	9,816.7950	5%

International Index Fund—Class R-3	Jim Spachman Agency—2104 Crimson Ln., Bloomington, IL 61704-2741	13,025.4300	7%

International Index Fund—Class R-3	Ver Hage of Holland, Inc.—343 East 8th Street, Holland, MI 49423-3787	10,693.7250	5%

International Index Fund—Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	766,871.1660	85%

A-2

APPENDIX B

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into this 19th day of January 2016, by and among STATE FARM MUTUAL FUND TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and BLACKROCK FUND ADVISORS (the “Sub-Adviser”) to be effective as of May 7, 2016.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on July 20, 2000, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established fifteen separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render management and investment advisory services to each Fund;

WHEREAS, the Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Funds in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Funds in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby employs the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest the assets of the following Funds of the Trust:

•	State Farm S&P 500 Index Fund
•	State Farm Small Cap Index Fund
•	State Farm International Index Fund
•	State Farm LifePath Retirement Fund
•	State Farm LifePath 2020 Fund
•	State Farm LifePath 2030 Fund
•	State Farm LifePath 2040 Fund
•	State Farm LifePath 2050 Fund

(each a “Sub-Advised Fund” and together the “Sub-Advised Funds”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth.

1.2 The Sub-Adviser accepts such employment and agrees during such period at its own expense to render the services set forth herein, or to arrange for such services to be rendered, and to assume the obligations herein set forth for the compensation herein provided. All services are to be furnished by directors, officers or employees of the Sub-Adviser or its affiliates in accordance with applicable law as the Sub-Adviser deems appropriate in order to fulfill its obligations hereunder.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of a Sub-Advised Fund’s investments, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Funds or the Adviser except as otherwise imposed by law or by this agreement.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Funds with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Funds. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Sub-Advised Funds as set forth in the Registration Statement;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Funds for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategies approved by the Board for the Sub-Advised Funds, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Funds, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Funds including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Funds as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Funds;

(vii) assist in determining each business day the net asset value of the shares of the Sub-Advised Fund in accordance with applicable law; provided that Sub-Adviser shall have no liability with respect to such assistance; and

(viii) provide the Adviser with a report of each portfolio transaction no later than the close of the next business day following such transaction.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and each Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Funds, the Sub-Adviser shall use its best efforts to ensure that the Sub-Advised Funds continuously qualify as Regulated Investment Companies under Subchapter M of the Code or any successor provision; provided, that Adviser acknowledges that (i) Sub-Adviser is not the tax agent for the Sub-Advised Funds, (ii) the portfolio compliance testing by Sub-Adviser to monitor for qualification as a Regulated Investment Company is based solely on (x) information in Sub-Adviser’s compliance systems, which are not the official books and records of the Sub-Advised Funds (which are maintained by the Sub-Advised Fund’s custodian, administrator or other service providers) and (y) tax policy provided in writing by Adviser to Sub-Adviser and (iii) while the Sub-Adviser will conduct preliminary portfolio compliance testing with Sections 851(b)(2) and (3) of the Code as described above, the Sub-Adviser and Adviser will discuss together any actions required to be taken by Sub-Adviser with respect to compliance with Sections 851(b)(2) and (3) of the Code by the 20th calendar day following quarter end based on the official books and records of the Sub-Advised Funds. Except as instructed by the Board, the Sub-Adviser shall also make decisions for the Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to a Sub-Advised Fund’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Funds with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Sub-Advised Funds as to deliveries of securities and payments of cash for the accounts of the Sub-Advised Funds. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Funds, the Sub-Adviser is directed at all times to seek to obtain best execution and price. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best price and execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Funds and its other clients and that the total commissions paid by the Sub-Advised

Funds will be reasonable in relation to the benefits to the Sub-Advised Funds over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(f) Nothing in this agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by a Sub-Advised Fund and other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: (i) the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including a Sub-Advised Fund, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and (ii) the Sub-Adviser’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and approved by the Board. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for a Sub-Advised Fund.

(g) Notwithstanding any other provisions of this agreement, the Sub-Adviser will not consult with any other subadviser to the Funds or any subadviser to any other portfolio of the Funds or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Sub-Advised Fund in securities or other assets, except to the extent necessary to ensure the Funds’ compliance with the requirements of Rule 12d3-1(a) and (b) under the 1940 Act.

(h) The Sub-Adviser also represents that, in performing investment advisory services for the Sub-Advised Funds, the Sub-Adviser shall use its best efforts to ensure that the Sub-Advised Funds comply with Regulation 4.5 pursuant to the Commodity Exchange Act.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to the Sub-Advised Funds, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement, provided, however, that the Sub-Adviser’s duty under this agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

ARTICLE 3

Compensation of the Sub-Adviser

3.1 (a) Non-State Farm LifePath Funds: For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each of the Trust’s fiscal quarters within three business days of the last day of each such quarter a fee equal to the following percentages of the applicable Sub-Advised Fund’s average daily net assets during the quarter:

Sub-Advised Fund	Fee
State Farm S&P 500 Index Fund	0.03% on the first $500 million, 0.02% on the next $250 million, and 0.01% for average daily net assets above $750 million.
State Farm Small Cap Index Fund	0.05% on the first $150 million, and 0.03% on any assets over $150 million.
State Farm International Index Fund	0.06% on the first $150 million, and 0.04% on any assets over $150 million

In determining the application of these breakpoints to the State Farm S&P 500 Index Fund, the assets of the State Farm S&P 500 Index Fund shall be combined with the assets of the Large Cap Equity Index Fund of State Farm Variable Product Trust so long as the Sub-Adviser remains the sub-adviser to each fund. If the fee for the S&P 500 Index Fund calculated pursuant to the above schedule for the fiscal quarter of the Trust is less than $25,000, the Adviser shall pay the Sub-Adviser a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to the above schedule.

In determining the application of these breakpoints to the State Farm Small Cap Index Fund, the assets of the State Farm Small Cap Index Fund shall be combined with the assets of the Small Cap Equity Index Fund of State Farm Variable Product Trust so long as the Sub-Adviser remains the sub-adviser to each fund.

In determining the application of these breakpoints to the State Farm International Index Fund, the assets of the State Farm International Index Fund shall be combined with the assets of the International Equity Index Fund of State Farm Variable Product Trust so long as the Sub-Adviser remains the sub-adviser to each fund.

(b) State Farm LifePath Funds: For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each of the Trust’s fiscal quarters within three business days of the last day of each such quarter a fee equal to the following percentages of the aggregated average daily net assets of the (i) State Farm LifePath Retirement Fund, (ii) State Farm LifePath 2020 Fund, (iii) State Farm LifePath 2030 Fund, (iv) State Farm LifePath 2040 Fund, and (v) the State Farm LifePath 2050 Fund (together the “LifePath Funds”):

•	0.03% on the first $5 billion of assets,
•	0.02% on the next $10 billion of assets, and
•	0.01% on amounts exceeding $15 billion.

If the Sub-Adviser becomes the sub-adviser to other funds with similar investment objectives, investment strategies and portfolio holdings as the LifePath Funds and which are advised by the Adviser (“New Funds”), the aggregate average daily net assets of the New Funds shall be included in the schedule above for purposes of determining the sub-advisory fee payable to the Sub-Adviser.

The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or a Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this agreement.

(c) During the term of this agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations as set forth in Article 3.1, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of a Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Adviser (or any of its affiliates), the Trust, a Sub-Advised Fund or its shareholders in connection with the matters to which this agreement relates, except losses resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement; or (ii) its reckless disregard of its obligations and duties under this agreement.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Funds, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, employee or agent of the Trust.

4.3 Indemnification. Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this agreement, the Adviser shall indemnify the Sub-Adviser to the fullest extent permitted by law against any and all loss and expenses, including attorneys’ fees, incurred by the Sub-Adviser to the extent resulting, in whole or in part, from any acts, or failures to act, of the Adviser or any affiliate of the Adviser, or any employee or agent of the Adviser or any of its affiliates, except to the extent such loss or expense arises solely from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement, or (ii) its reckless disregard of its obligations and duties under this agreement.

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Funds’ investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Funds are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This agreement shall become effective May 7, 2016. The agreement shall continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised

Funds at least annually by: (i) the Board, or by the vote of a majority of a Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of a Sub-Advised Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This agreement may be terminated at any time without the payment of any penalty by the Adviser or by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c) This agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 This agreement may be amended by the parties only if such amendment is specifically approved by: (i) the vote of a majority of a Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval (unless, in the case of (i), the Trust receives an order of the SEC or “no-action” letter permitting it to modify the agreement without such vote, or (ii) the Trust relies on relevant SEC authority permitting it to modify the agreement without such vote).

ARTICLE 8

Notices

8.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

State Farm Mutual Fund Trust

One State Farm Plaza

Bloomington, Illinois 61710-0001

Attn: Secretary

If to the Adviser:

State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

Attn: Secretary

If to the Sub-Adviser:

BlackRock Fund Advisors

227 W. Monroe Street, Suite 2800

Chicago, IL 60606

ARTICLE 9

Use of Name

9.1 The Adviser and the Trust acknowledge and agree that the names “BlackRock” and “BlackRock Fund Advisors” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

9.2 The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 10

Miscellaneous Provisions

10.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of a Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of a Sub-Advised Fund.

10.2 Applicable Law.

(a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Delaware without regard to conflicts of law principles or precedents.

(b) This agreement shall be subject to the provisions of the 1940 Act and the Advisers Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.3 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

10.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, FINRA, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8 Privacy. No entity a party to this Agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

10.9 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:	/s/ Michael L. Tipsord
Michael L. Tipsord
Title:	President

STATE FARM MUTUAL FUND TRUST

By:	/s/ Joe R. Monk
Joe R. Monk
Title:	President

BLACKROCK FUND ADVISORS

By:	/s/ Matthew C. Soifer
Matthew C. Soifer
Title:	Managing Director